UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2018

B. Riley Financial, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California (Address of principal executive offices)	91367 (Zip code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2018, B. Riley Financial, Inc. (the “Company”) filed a prospectus supplement related to the sale from time to time of up to $50,000,000 of the Company’s 7.25% Senior Notes due 2027 (the “7.25% 2027 Notes”), 7.50% Senior Notes due 2027 (the “7.50% 2027 Notes”) and 7.50% Senior Notes due 2021 (the “2021 Notes” and, together with the 7.25% 2027 Notes and 7.50% 2027 Notes, the “Notes”).

On December 18, 2017, the Company entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc. (the “Agent”), pursuant to which the Company may offer and sell, from time to time, the Notes. Sales of the Notes pursuant to the Sales Agreement, if any, may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Agent is not required to sell any specific number of the Notes, but the Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices on mutually agreed terms between the Agent and the Company. Under the Sales Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds of all Notes sold through it as the Company’s agent.

The Notes sold pursuant to the Sales Agreement will be issued pursuant to a prospectus dated April 6, 2018, as supplemented by a prospectus supplement dated April 25, 2018, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-223789) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on April 6, 2018. The Notes will be issued pursuant to the Indenture, dated as of November 2, 2016 (the “Base Indenture”), as supplemented by a First Supplemental Indenture, dated as of November 2, 2016 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of May 31, 2017 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture, dated as of December 13, 2017 (together with the Base Indenture, First Supplemental Indenture and Second Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank, National Association, as trustee.

The up to $50,000,000 in aggregate principal amount of the 7.25% 2027 Notes, 7.50% 2027 Notes and 2021 Notes that the Company may offer and sell under the prospectus supplement and the accompanying prospectus constitutes a further issuance of and are fungible with the $91,991,825 in aggregate principal amount of 7.25% Senior Notes due 2027 (the “Initial 7.25% 2027 Notes”), the $38,398,875 in aggregate principal amount of 7.50% Senior Notes due 2027 (the “Initial 7.50% 2027 Notes”) and the $96,117,075 in aggregate principal amount of 7.50% Senior Notes due 2021 (the “Initial 2021 Notes” and, together with the Initial 7.25% 2027 Notes and Initial 7.50% 2027 Notes, the “Initial Notes”), respectively, that the Company had issued to date and form a single series of debt securities with each of the Initial 7.25% 2027 Notes, Initial 7.50% 2027 Notes and Initial 2021 Notes, respectively. The 7.25% 2027 Notes, 7.50% 2027 Notes and 2021 Notes will, immediately upon issuance, have terms identical to, have the same CUSIP number as and be fungible and vote together with, the Initial 7.25% 2027 Notes, the Initial 7.50% 2027 Notes and Initial 2021 Notes, respectively. The 7.25% 2027 Notes and Initial 7.25% 2027 Notes are quoted on the Nasdaq Global Market (“Nasdaq”) under the symbol “RILYG”, the 7.50% 2027 Notes and Initial 7.50% 2027 Notes are quoted on Nasdaq under the symbol “RILYZ” and the 2021 Notes and Initial 2021 Notes are quoted on Nasdaq under the symbol “RILYL”.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the entire Sales Agreement, included as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on December 19, 2017, and incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the 7.25% 2027 Notes, 7.50% 2027 Notes and 2021 Notes, included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 13, 2017, Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 31, 2017, and Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 2, 2016, and incorporated by reference herein and into the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Morrison & Foerster LLP relating to the validity of the Notes issuable under the Sales Agreement (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes set forth in Item 1.01 to this Current Report on Form 8-K, Item 1.01 to the Company’s Current Report filed on December 13, 2017, Item 1.01 to the Company’s Current Report filed on May 31, 2017, and Item 1.01 to the Company’s Current Report on Form 8-K filed on November 2, 2016, is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated December 18, 2017, by and between the Company and B. Riley FBR, Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on December 19, 2017).

4.1	Form of 7.25% Senior Notes due 2027 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 13, 2017).

4.2	Form of 7.50% Senior Note due 2027 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 31, 2017).

4.3	Form of 7.50% Senior Note due 2021 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 2, 2016).

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY FINANCIAL, INC.

Date: April 25, 2018	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer & Chief Operating Officer